UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 5, 2007

eCollege.com

Delaware (State or other jurisdiction of incorporation)	000-28393 (Commission File Number)	84-1351729 (I.R.S. Employer Identification No.)

One N. LaSalle Street, Suite 1800

Chicago, IL 60602

(Address of principal executive offices)

(Zip Code)

(312) 706-1710

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 5, 2007, the Company issued a press release announcing it has been named to Crain’s Fast Fifty, a list of the 50 fastest-growing companies in and around Chicago. The information contained in the press release dated June 5, 2007 is incorporated herein by reference and furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated June 5, 2007, “eCollege® Named to Crain's Fast Fifty.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 5, 2007

eCollege.com

By: __/s/ Oakleigh Thorne______

Name: Oakleigh Thorne

Title: Chief Executive Officer

INDEX OF EXHIBITS

Exhibit Number	Description
99.1	Press release dated June 5, 2007, “eCollege® Named to Crain's Fast Fifty.”

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